        Transamerica Income Shares, Inc.
              ANNUAL REPORT
                      MARCH 31, 1998

                                      LOGO

===================================================================

REPORT TO SHAREHOLDERS:

    For the sixth straight quarter, the economy in the first quarter of 1998 posted strong growth at 4.2%. Domestic demand, led by the consumer and aided by stock market gains, was not slowed by the Asian undertow.

    The bond market began the year with long rates falling three-tenths of one percent during January. This led to a wave of mortgage refinancings and strong consumer confidence. Since then economic growth has led long term U.S. Treasury rates back to almost 6%, near the high end of their recent range. Through all of this the Federal Reserve has stayed on the sideline. The Fed realizes that the strong dollar and low inflation have pushed up real rates and does not want to risk tightening.

    Our outlook going forward is for continued economic growth, although at a lower rate. On the inflation front, low unemployment and wage growth will be offset by the strong dollar, lower commodity prices and cheaper imports, keeping inflation well under control. We expect interest rates to remain in the current range until early summer and move lower by year-end.

    At March 31, 1998, the Company's total net assets were $159,926,576 or $25.31 per share compared to $151,196,455 or $23.93 per share on March 31, 1997. Net investment income for the year ended March 31, 1998 was $12,165,782 or $1.93 per share compared to $1.89 per share for the comparable period in 1997. The dividend which is payable monthly, remains at $0.16 per share for a current annual rate of $1.92.

PORTFOLIO MANAGEMENT

    Management of the Fund's portfolio, as well as the day-to-day portfolio decisions are made by the senior portfolio managers of Transamerica Investment Services, Inc., the Fund's Investment Adviser (the "Adviser"). These managers are: Richard N. Latzer, President of the Adviser and Senior Vice President and Chief Investment Officer of Transamerica Corporation (the parent company of the Adviser); Gary U. Rolle, Executive Vice President and Chief Investment Officer of the Adviser; and Susan A. Silbert, Senior Vice President and Director of Fixed Income of the Adviser. All of these senior portfolio managers have held the same or similar positions with the adviser for over five years. Each also serves the Fund as a director or officer.

Highlights: For the year ended March 31:

                                     1998      1997
            Per Share:              ------    ------
Net investment income.............  $ 1.93    $ 1.89
Income dividends paid.............    1.94      1.90
Capital gain distribution.........    0.04      0.03
Net asset value...................  $25.31    $23.93

Distributions: For the fiscal years ended March 31:

1998................................  $1.98*
1997................................  $1.93*
1996................................  $1.93
1995................................  $1.99*
1994................................  $2.01*

* Includes a distribution of $0.04, $0.03, $0.06 and $0.07 from realized gains in 1998, 1997, 1995 and 1994, respectively.

Quality: Ratings used are the highest by Moody's or Standard & Poor's for bonds owned on March 31, 1998:

AAA......................................   1.24%
AA.......................................   9.42%
A........................................  25.30%
BBB......................................  47.53%
Lower or non-rated.......................  16.51%

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
MARCH 31, 1998

Principal                                         Market
  Amount                                           Value
----------                                     -------------
BONDS & DEBENTURES -- 98.3%
BUILDING MATERIALS -- 0.7%
 1,000,000  USG Corp., 9.25%, 09/15/01         $   1,080,630
                      DOMESTIC & FOREIGN GOVERNMENTS -- 4.2%
 4,000,000  Commonwealth of Australia,
            9.625%, 02/01/06                       4,819,520
 1,500,000  U.S. Treasury Bond, 10.75%,
            08/15/05                               1,944,135
ELECTRIC & GAS UTILITIES -- 15.1%
    88,000  Arkansas Power & Light Company,
            10.00%, 02/01/20                          93,769
            Boston Edison
 2,200,000    9.375%, 08/15/21                     2,457,334
 2,350,000    9.875%, 06/01/20                     2,583,284
 2,000,000  Cleveland Electric Illumination
            Company, 9.50%, 05/15/05               2,189,380
 2,000,000  Colorado Interstate Gas Company,
            10.00%, 06/15/05                       2,388,140
 2,000,000  Commonwealth Edison, 9.875%,
            06/15/20                               2,358,120
 1,000,000  Connecticut Light & Power
            Company, 7.875%, 10/01/24              1,021,690
 1,000,000  Detroit Edison, 8.21%, 08/01/22        1,075,610
 2,500,000  Gulf States Utilities, 8.94%,
            01/01/22                               2,660,425
 2,000,000  Hydro-Quebec, 8.00%, 02/01/13          2,243,600
            Long Island Lighting
 1,500,000    9.00%, 11/01/22                      1,709,820
 2,300,000    9.625%, 07/01/24                     2,317,917
 1,000,000  Virginia Electric & Power,
            8.625%, 10/01/24                       1,117,190
FINANCIAL -- 4.8%
 2,000,000  Fleet Financial Group, Inc.,           2,174,840
            8.125%, 07/01/04
 2,000,000  GMAC, 8.50%, 01/01/03                  2,180,060
 2,000,000  GEICO Corp., 9.15%, 09/15/21           2,244,020
 1,000,000  Lehman Brothers Holding,
            8.875%, 03/01/02                       1,085,110
FOREST & PAPER PRODUCTS -- 4.8%
            Georgia Pacific
 3,000,000    9.625%, 03/15/22                     3,328,860
 3,000,000    8.25%, 03/01/23                      3,116,040
 1,000,000  James River Corp., 9.25%,
            11/15/21                               1,236,240

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 1998

Principal                                         Market
  Amount                                           Value
----------                                     -------------
INDUSTRIALS -- 14.5%
 1,000,000  Carpenter Tech., 9.00%, 03/15/22   $   1,095,840
            Caterpillar Corp.
 2,500,000    9.75%, 06/01/19                      2,706,150
 1,000,000    9.375%, 03/15/21                     1,299,410
 2,000,000  Cincinnati Milacron, Inc.,
            8.375%, 03/15/04                       2,085,000
 3,000,000  ConAgra, Inc., 9.75%, 03/01/21         3,916,620
 3,750,000  General Motors A, 9.40%, 07/15/21      4,837,538
 1,000,000  Lear Corp., 9.50% 07/15/06             1,110,000
 4,000,000  McDonnell Douglas, 9.25%,
            04/01/02                               4,441,840
   575,000  National Steel, 8.375%, 08/01/06         576,438
 1,000,000  Textron, Inc., 8.75%, 07/01/22         1,102,410
MEDIA -- 10.3%
 1,000,000  CF Cable TV, 9.125%, 07/15/07          1,103,510
 1,000,000  Continental Cable, 9.50%,
            08/01/13                               1,205,680
 3,500,000  News America Holdings, Inc.,
            9.25%, 02/01/13                        4,194,785
 2,000,000  Roger Cable Systems, 10.00%,
            03/15/05                               2,215,000
            Tele-Communications, Inc.
 2,500,000    9.80%, 02/01/12                      3,122,550
 2,000,000    9.25%, 01/15/23                      2,199,800
 2,000,000  Time Warner, Inc., 9.125%,
            01/15/13                               2,379,760
OTHER -- 1.4%
 2,000,000  Tenet Healthcare, 9.625%,
            09/01/02                               2,185,000
PETROLEUM -- 5.4%
 1,000,000  Noble Affiliates, 8.00%, 04/01/27      1,107,100
            Occidental Petroleum
   500,000    10.125%, 09/15/09                      632,220
 1,100,000    9.25%, 08/01/19                      1,338,238
 4,000,000  Phillips Petroleum, 8.49%,
            01/01/23                               4,407,160
 1,000,000  Triton Energy, 9.25%, 04/15/05         1,087,660

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 1998

Principal                                         Market
  Amount                                           Value
----------                                     -------------
PIPELINES -- 5.1%
 1,000,000  Arkla, Inc., 8.90%, 12/15/06       $   1,152,360
 2,000,000  Northwest Pipeline Corp.,
            9.00%, 08/01/22                        2,169,500
 2,000,000  TransCanada Pipeline, Ltd.,
            8.50%, 03/20/23                        2,128,080
 2,500,000  Transco Energy, 9.375%, 08/15/01       2,723,525
RETAIL -- 10.4%
            Dayton Hudson
 1,000,000    10.00%, 01/01/11                     1,275,850
 2,800,000    9.25%, 08/15/11                      3,418,520
 1,000,000    8.50%, 12/01/22                      1,071,170
            May Dept. Stores
   750,000    9.75%, 02/15/21                        949,980
 2,000,000    8.375%, 10/01/22                     2,161,320
 2,000,000  Fred Meyer Inc., 7.45%, 03/01/08       2,004,640
 2,000,000  Shoppers Foods, 9.75%, 06/15/04        2,130,000
 3,350,000  Stater Brothers, 11.00%, 03/01/01      3,651,500
TELECOMMUNICATIONS -- 8.0%
 2,000,000  New York Telephone Co.,
            9.375%, 07/15/31                       2,262,020
 3,000,000  Pacific Bell, 8.50%, 08/15/31          3,297,990
 3,500,000  Valassis Communications, 9.55%,
            12/01/03                               3,921,295
 3,000,000  Worldcom Inc., 8.875%, 01/15/06        3,269,940
TRANSPORTATION -- 13.6%
 1,000,000  Burlington Northern, 9.25%,
            10/01/06                               1,178,040
 3,000,000  CSX, 9.00%, 08/15/06                   3,445,170
            Delta Air Lines
 2,000,000    10.375%, 02/01/11                    2,621,860
 2,000,000    9.75%, 05/15/21                      2,558,620
 2,500,000  Federal Express, 9.625%, 10/15/19      2,687,200
            Kansas City Southern
            Industries, Inc.
 2,250,000    8.80%, 07/01/22                      2,420,077
 1,800,000    6.625%, 03/01/25                     1,795,824
 4,000,000  United Airlines, Inc., 9.75%,
            08/15/21                               5,097,240

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 1998

Principal                                         Market
  Amount                                           Value
----------                                     -------------
TOTAL BONDS & DEBENTURES
  (cost $142,293,252)                          $ 157,167,164
SHORT-TERM INVESTMENT -- 1.2%
  State Street Bank Eurodollar Time
   Deposit  4.75%, 04/01/98                        1,879,000
                                                ------------
TOTAL INVESTMENTS
  (cost $144,172,252)                            159,046,164
Other assets, less liabilities -- 0.5%               880,412
                                                ------------
NET ASSETS -- 100.0%                           $ 159,926,576
                                               =============

Aggregate cost for Federal income tax purposes at March 31, 1998 was $142,293,252. The aggregate gross unrealized appreciation for all securities was as follows: excess of value over tax cost $14,970,913; excess of tax cost over value $(97,001). Net unrealized appreciation for tax purposes is $14,873,912.

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998
ASSETS

Investments, at value (identified  cost
  $144,172,252)                                        $159,046,164
Receivable for:
  Securities sold                                         1,498,914
  Interest                                                2,700,880
Other assets                                                 46,006
                                                       ------------
                                                        163,291,964
                                                       ------------
LIABILITIES
Payable for:
  Securities purchased                                    2,187,958
  Income dividends declared                               1,011,003
  Management fee                                             68,038
Other accrued expenses                                       98,389
                                                       ------------
                                                          3,365,388
                                                       ------------
NET ASSETS applicable to 6,318,771
  capital shares outstanding, $1.00 par
  value (authorized 20,000,000 shares)                 $159,926,576
                                                       ============
NET ASSET VALUE PER SHARE                              $      25.31
                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital                                        $143,783,428
Capital gains retained                                      405,455
Undistributed net investment income                         140,453
Accumulated net realized gain on
  investments                                               723,328
Net unrealized appreciation of
  investments                                            14,873,912
                                                       ------------
NET ASSETS                                             $159,926,576
                                                       ============

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998

INVESTMENT INCOME
  Interest  Income                                                         $13,155,060
EXPENSES
  Management fee                                          789,942
  Transfer agent fees and
    expenses                                               42,711
  Postage                                                  26,277
  Audit                                                    35,425
  Insurance                                                15,165
  Custodian fees                                           17,738
  Printing                                                 19,087
  Directors' fees and
    expenses                                               14,155
  Other                                                    28,778              989,278
                                                      -----------          -----------
NET INVESTMENT INCOME                                                       12,165,782
                                                                           -----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Realized gain from
security transactions
(excluding short-term
securities):
  Proceeds from sales                                  33,672,911
  Cost of securities sold                              32,543,071            1,129,840
                                                      -----------

Increase in unrealized
appreciation of
investments:
  Beginning of year                                     6,947,203
  End of year                                          14,873,912            7,926,709
                                                      -----------          -----------
Net realized and unrealized
gain on investments                                                          9,056,549
                                                                           -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                                  $21,222,331
                                                                           ===========

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                   Year ended March 31,
                                  ----------------------
                                   1998            1997
                                   ----            ----
INCREASE (DECREASE) IN NET
ASSETS:
Operations:
  Net investment income       $   12,165,782  $   11,941,720
  Net realized gain (loss)
    on investment
    transactions                   1,129,840        (153,986)
  Increase (decrease) in
    unrealized appreciation
    of investments                 7,926,709      (3,690,385)
                               -------------   -------------
Net increase in net assets
resulting from operations         21,222,331       8,097,349
                               -------------   -------------
Dividends/distributions to
shareholders:
  From net investment income
    ($1.94 per share in 1998
    and $1.90 per share in
    1997)                        (12,239,459)    (11,979,126)
  From capital gains ($0.04
    per share in 1998 and
    $0.03 per share in 1997)        (252,751)       (216,102)
                               -------------   -------------
                                 (12,492,210)    (12,195,228)
                               -------------   -------------
Increase (decrease) in Net
Assets                             8,730,121      (4,097,879)
Net Assets:
Beginning of year                151,196,455     155,294,334
                               -------------   -------------
End of year (including
  undistributed net
  investment income of
  $140,453 and $214,131,
  respectively)               $  159,926,576  $  151,196,455
                               =============   =============

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS

For a share of the Fund outstanding throughout each year:

                                                  Year ended March 31,
                                  ----------------------------------------------------
                                    1998       1997       1996       1995       1994
                                  --------   --------   --------   --------   --------
Net Asset Value
Beginning of year                   $23.93     $24.58     $23.37     $24.17     $25.15
                                  --------   --------   --------   --------   --------
Investment Operations:
 Net investment income                1.93       1.89       1.94       1.93       1.95
 Net realized and unrealized
  gain (loss)                         1.43      (0.61)      1.20      (0.74)     (0.92)
                                  --------   --------   --------   --------   --------
Total from Investment
 Operations                           3.36       1.28       3.14       1.19       1.03
                                  --------   --------   --------   --------   --------
Dividends/Distributions
to Shareholders:
 Net investment income               (1.94)     (1.90)     (1.93)     (1.93)     (1.94)
 Net realized gains                  (0.04)     (0.03)        --      (0.06)     (0.07)
                                  --------   --------   --------   --------   --------
                                     (1.98)     (1.93)     (1.93)     (1.99)     (2.01)
                                  --------   --------   --------   --------   --------
Net Asset Value
End of year                         $25.31     $23.93     $24.58     $23.37     $24.17
                                  ========   ========   ========   ========   ========
Market Value per
Share, end of year                 $26.000    $24.375    $24.375    $22.500    $23.375
                                  ========   ========   ========   ========   ========
Total Return(1)                      15.31%      8.22%     17.08%      5.07%     -4.27%
                                  ========   ========   ========   ========   ========
Ratios and
Supplemental Data
Expenses to average
 net assets                           0.63%      0.62%      0.62%      0.68%      0.69%
Net investment income to
 average net assets                   7.73%      7.77%      7.83%      8.35%      7.60%
Portfolio turnover                      21%        16%        14%        15%        15%
Net assets, end of year (in
 thousands)                       $159,927   $151,196   $155,294   $147,670   $152,699
                                  ========   ========   ========   ========   ========
The number of shares outstanding at the end of each fiscal year was 6,318,771.

---------------------------

1 Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Company's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Company consistently follows the following accounting policies in the preparation of its financial statements:

  (A) Valuation of Securities -- Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer supplied quotations. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

  (B) Securities Transactions, Investment Income and Expenses -- Security transactions are recorded on the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded on an accrual basis. Distributions from net investment income are determined and paid monthly.

  (C) Federal Income Taxes -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

  (D) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Company has entered into a Management and Investment Advisory Agreement with Transamerica Investment Services, Inc., (the "Adviser") a wholly owned subsidiary of Transamerica Corporation. For its services to the Company, the Adviser receives a fee of 0.50% of the average weekly net assets of the Company. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Company if the Company's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Company up to $30 million and 1.00% of the average net assets of the Company in excess of $30 million. No such reimbursements were necessary during the year ended March 31, 1998.

  Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Company; however, they receive no compensation from the Company. An officer of the Company is also a partner of the legal counsel for the Company.

  As of March 31, 1998, affiliates of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $33,015,210 and $33,672,911, respectively, for the year ended March 31, 1998.

4. YEAR 2000 ISSUE (UNAUDITED) -- Like other financial and business organizations and individuals around the world, the Company could be adversely affected if the computer systems used by the Company's Investment Adviser, Custodian, Transfer Agent and other service providers do not properly process and calculate date- related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Investment Adviser is addressing this issue by testing the computer systems it uses to ensure that those systems will operate properly after January 1, 2000. The Investment Adviser is also seeking assurances from the Custodian, Transfer Agent and other service providers it uses that their computer systems will be adapted to address the Year 2000 Issue in time to prevent adverse consequences on and after January 1, 2000.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Transamerica Income Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Transamerica Income Shares, Inc. (the "Fund"), including the schedule of investments, as of March 31, 1998 and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                /s/  ERNST & YOUNG LLP

Los Angeles, California
April 23, 1998

AUTOMATIC REINVESTMENT PLAN

Holders of 50 shares or more of the Fund's common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Fund through participation in the Automatic Reinvestment Plan. Under the Plan, ChaseMellon Shareholder Services, LLC, as administrator (the "Administrator"), automatically invests dividends and other distributions in shares of the Fund's common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with the Administrator for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant's account credited with, full and fractional shares.

The price at which the Administrator is deemed to have acquired shares for a participant's account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

A newer feature of the Plan is the "Optional Cash Only" feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the "Optional Cash Only" feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

The Administrator charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact the
Administrator:

ChaseMellon Shareholder Services, LLC
Shareholder Investment Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541

OFFICERS AND DIRECTORS

THOMAS M. ADAMS, Secretary
DONALD E. CANTLAY, Director
SUSAN R. HUGHES, Treasurer
RICHARD N. LATZER, Director
JON C. STRAUSS, Director
GARY U. ROLLE, President & Chairman
SUSAN A. SILBERT, Vice President
PETER J. SODINI, Director
----------------------------------------------------------

INVESTMENT ADVISER

Transamerica Investment Services, Inc.
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

www.chasemellon.com

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LISTED

New York Stock Exchange
Symbol: TAI
----------------------------------------------------------

Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.

===================================================================